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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)           AUGUST 19, 2002
                                                    ----------------------------

                                  VIADOR, INC.
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             (Exact name of registrant as specified in its charter)

          DELAWARE                  0-27741                      94-3234636
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(State or other jurisdiction      (Commission                   (IRS Employer
      of incorporation)           File Number)               Identification No.)

977 BENECIA AVENUE, SUNNYVALE, CALIFORNIA                          94085
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code       (408) 735-5956
                                                    ----------------------------

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          (Former name or former address, if changed since last report)


ITEM 5.    OTHER EVENTS

                  VIADOR, INC. ("VIADOR") WILL NOT BE FILING ITS FORM 10Q FOR THE PERIOD ENDED JUNE 30, 2002 WITHIN THE GRACE PERIOD PROVIDED BY RULE 12b-25. VIADOR REQUIRES ADDITIONAL TIME TO COMPLETE THE AUDITOR REVIEW OF ITS FINANCIAL STATEMENTS FOR THE QUARTER ENDED JUNE 30, 2002.

                  NATHAN CAMMACK RESIGNED FROM THE POSITION OF CHIEF FINANCIAL OFFICER OF VIADOR ON JULY 6, 2002. VIADOR HAS NOT APPOINTED A CHIEF FINANCIAL OFFICER AT THIS TIME.

                  ON AUGUST 7, 2002, TEDDY KIANG RESIGNED FROM THE BOARD OF DIRECTORS OF VIADOR AND YIFENG YANG WAS APPOINTED TO SERVE ON THE BOARD OF DIRECTORS.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      VIADOR, INC.
                                          --------------------------------------
                                                      (Registrant)

           AUGUST 19, 2002                          /s/ STAN X. WANG
---------------------------------------   --------------------------------------
                 Date                                 (Signature)*

* Print name and title of the signing officer under his signature.


                                                               SEC 873 (10/2000)